UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22393

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. annual shareholder report as of October 31, 2024 PISHX

This annual shareholder report contains important information about Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (Fund) for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund by visiting www.cohenandsteers.com/themes-post/separately-managed-accounts/#literature. You can also request this information by contacting us at 1-800-330-7348.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$0	0.00%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 20.90% total return in the 12 months ended October 31, 2024, compared with the Blended Benchmark,1 which returned 18.59%, and the ICE BofA U.S. All Capital Securities Index, which returned 21.40%.

Security selection in the insurance sector was the largest contributor to relative performance versus the Blended Benchmark1 during the year. This included out-of-index investments in several instruments that rose materially on improving company fundamentals. Additionally, the portfolio had no investments in certain high-quality issues from Japanese companies with relatively tight credit spreads that trailed the benchmark as credit spreads elsewhere narrowed more significantly. Security selection in the banking sector also contributed to excess returns, largely due to overweight positions in high-quality, long-duration preferreds. Notably, several global systemically important banks (G-SIBs) with excess capital redeemed a number of securities, which provided a tailwind to other comparable preferreds. The portfolio also benefited from new issues that came to market in the period, including out-of-benchmark, high-coupon European bank CoCos with 10 years of call protection that generated double-digit returns as well as longer-duration, higher-quality securities from utilities.

The Fund's allocation to total return swaps (used with the intention of managing credit risk) modestly detracted from relative performance.

Top contributing sectors	Top detracting sectors
Insurance	Total Return Swaps
Banking/Brokerage
Utilities
Growth of a $10,000 investment*

The chart below shows the performance of a hypothetical $10,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the maximum sales charge, if applicable, and the reinvestment of dividends and distributions.

Fund	S&P 500 Index
Blended Benchmark[1]	ICE BofA U.S. All Capital Securities Index
Average annual total returns (%)*
(as of October 31, 2024)
	1 Year	5 Years	Since inception (3/1/19)
Fund[2]	20.90%	4.37%	5.73%
Blended Benchmark[1]	18.59%	3.75%	5.10%
S&P 500 Index	38.02%	15.26%	15.22%
ICE BofA U.S. All Capital Securities Index	21.40%	3.01%	4.22%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of October 31, 2024)
Net assets	$423,737,793
Number of portfolio holdings (excluding derivatives)	225
Portfolio turnover rate	70%
Net advisory fees paid	$0
Portfolio holdings (as of October 31, 2024)

Top ten holdings[3,4]	(%)
Wells Fargo & Co., 6.85%, due 12/15/36	1.5%
Goldman Sachs Group, Inc., 7.50%, Series X	1.5%
Charles Schwab Corp., 4.00%, Series I	1.2%
Toronto-Dominion Bank, 8.125%, due 10/31/82 (Canada)	1.1%
Algonquin Power & Utilities Corp., 4.75%, due 1/18/82 (Canada)	1.0%
Charles Schwab Corp., 4.00%, Series H	1.0%
NextEra Energy Capital Holdings, Inc., 6.75%, due 6/15/54	1.0%
Enbridge, Inc., 8.50%, due 1/15/84 (Canada)	1.0%
Lloyds Banking Group PLC, 6.75% (United Kingdom)	1.0%
Barclays PLC, 8.875% (United Kingdom)	0.9%

Sector diversification[3,5]	(%)
Banking	55.1%
Utilities	14.4%
Insurance	11.9%
Pipelines	9.9%
Financial Services	2.7%
Energy	0.9%
Real Estate	0.8%
Consumer Discretionary Products	0.3%
Telecommunications	0.1%
Other (includes short-term investments)	3.9%

Country diversification[3,5]	(%)
United States	43.6%
Canada	13.0%
United Kingdom	12.5%
France	6.1%
Netherlands	4.2%
Spain	4.1%
Switzerland	3.7%
Germany	1.7%
Japan	1.6%
Other (includes short-term investments)	9.5%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	The Blended Benchmark consists of 75% ICE BofA U.S. IG Institutional Capital Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index.

[2]	This Fund does not impose a sales charge.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. In December 2023, the Registrant amended the Code of Ethics to make immaterial stylistic updates. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal years ended October 31, 2024 and October 31, 2023 for professional services rendered by the Registrant’s principal accountant were as follows:

	2024	2023
Audit Fees	$47,273	$47,273
Audit-Related Fees	$0	$0
Tax Fees	$6,427	$6,427
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2024 and October 31, 2023, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2024	2023
Registrant	$6,427	$6,427
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Included in Item 7 below.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

We would like to share with you our report for the year ended October 31, 2024. The total returns for Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2024	Year Ended October 31, 2024
Cohen & Steers Preferred Securities and Income SMA Shares	7.70%	20.90%
Blended Benchmark—75% ICE BofA U.S. IG Institutional Capital Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index(a)	7.07%	18.59%
S&P 500 Index(a)	14.08%	38.02%
ICE BofA U.S. All Capital Securities Index(a)	8.01%	21.40%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Shareholders should be aware that the Fund is managed within the context of separately managed account programs and not with the objective of matching or exceeding the Fund’s stated indexes, which are used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated indexes are not likely to be meaningful. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account (SMA) program or fees paid to the investment advisor for SMA advisory services. Such fees are paid directly or indirectly by the SMA program sponsor to the investment advisor. The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

(a)

The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2024

		Shares		Value
PREFERRED SECURITIES—EXCHANGE-TRADED	0.5%
BANKING	0.1%
Morgan Stanley, 6.625%, Series Q(a)			22,623	$597,247

INSURANCE	0.3%
Equitable Holdings, Inc., 4.30%, Series C(a)			349	6,652
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53			47,912	1,301,290

				1,307,942

REAL ESTATE	0.1%
Public Storage, 4.70%, Series J(a)			15,829	348,238

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$2,097,519)				2,253,427

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	95.6%
BANKING	55.0%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(a)(b)(c)(d)		EUR	2,200,000	2,504,847
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(a)(b)(c)(d)		EUR	3,200,000	3,620,032
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(b)(c)			1,000,000	1,085,268
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a)(b)(c)(d)		EUR	600,000	725,561
Banco Santander SA, 4.75% to 11/12/26, Series 0000 (Spain)(a)(b)(c)			1,200,000	1,139,893
Banco Santander SA, 7.00% to 11/20/29 (Spain)(a)(b)(c)(d)		EUR	1,600,000	1,801,010
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(c)			3,200,000	3,337,728
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(c)			1,200,000	1,314,795
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(b)(c)			2,600,000	3,000,811
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(c)			1,451,000	1,401,233
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(c)			1,199,000	1,211,574

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

	Principal Amount*		Value
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)		835,000	$850,250
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(a)(b)(c)(d)	EUR	400,000	436,218
Bank of Montreal, 7.30% to 11/26/34, due 11/26/84 (Canada)(c)		1,970,000	2,054,592
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(a)(c)		852,000	805,974
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(c)		1,645,000	1,633,883
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(c)		2,200,000	2,329,813
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(c)		1,200,000	1,288,470
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(c)		930,000	995,100
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(b)(c)		1,000,000	995,779
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(b)(c)		1,900,000	1,968,605
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(b)(c)(d)	GBP	3,000,000	4,023,086
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(c)	GBP	600,000	815,350
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(c)		3,600,000	3,970,364
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(b)(c)(e)		1,679,000	1,573,027
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(b)(c)(e)		3,000,000	2,540,282
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(b)(c)(e)		1,600,000	1,618,429
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(c)(e)		3,200,000	3,322,032
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(c)(e)		200,000	208,479
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(c)(e)		3,400,000	3,558,520
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(c)(e)		1,000,000	1,081,013
CaixaBank SA, 7.50% to 1/16/30 (Spain)(a)(b)(c)(d)	EUR	1,200,000	1,400,997
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(b)(c)(d)	EUR	2,600,000	3,088,339
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)		5,216,000	5,012,301
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)		4,815,000	4,200,935

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

	Principal Amount*			Value
Charles Schwab Corp., 5.00% to 6/1/27, Series K(a)(c)		2,070,000		$2,021,752
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(c)		3,227,000		3,126,833
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(c)		2,161,000		2,292,430
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(c)		1,832,000		1,953,858
CoBank ACB, 6.45% to 10/1/27, Series K(a)(c)		1,350,000		1,359,338
Commerzbank AG, 7.50% to 10/9/30 (Germany)(a)(b)(c)(d)		1,400,000		1,394,750
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(a)(b)(c)(d)	GBP	1,400,000		1,858,260
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(b)(c)(e)		1,000,000		899,607
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(a)(b)(e)(f)(g)(h)		400,000		39,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(a)(b)(e)(f)(g)(h)		1,600,000		156,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a)(b)(e)(f)(g)(h)		1,200,000		117,000
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a)(b)(c)		800,000		784,023
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(b)(c)(d)	EUR	1,400,000		1,585,667
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a)(b)(c)(d)	EUR	400,000		477,109
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(d)	EUR	1,000,000		1,122,418
Farm Credit Bank of Texas, 7.75% to 6/15/29(a)(c)		2,310,000		2,424,206
First Horizon Bank, 5.788% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(e)(i)		3,500	†	2,467,500
Goldman Sachs Capital I, 6.345%, due 2/15/34		721,000		754,960
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(c)		786,000		750,068
Goldman Sachs Group, Inc., 3.80% to 5/10/26, Series T(a)(c)		620,000		594,444
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(c)		6,110,000		6,421,906
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)		3,000,000		2,656,967
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(b)(c)		2,200,000		2,180,593

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

	Principal Amount*		Value
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)		2,000,000	$2,145,298
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)		300,000	317,192
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)		1,000,000	998,613
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)		800,000	805,390
HSBC Holdings PLC, 6.95% to 3/11/34 (United Kingdom)(a)(b)(c)		2,400,000	2,395,954
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)		1,000,000	1,051,758
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(c)		1,674,000	1,604,657
ING Groep NV, 4.25% to 5/16/31, Series NC10 (Netherlands)(a)(b)(c)		800,000	650,811
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(a)(b)(c)(d)		2,000,000	1,821,070
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(b)(c)		2,400,000	2,374,821
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(a)(b)(c)(d)		3,400,000	3,404,165
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a)(b)(c)(d)		1,800,000	1,846,260
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(a)(b)(c)(d)		1,200,000	1,269,581
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(a)(b)(c)(d)	EUR	2,000,000	2,269,291
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(b)(c)(e)		1,800,000	1,801,975
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(c)		3,327,000	3,523,895
KBC Group NV, 6.25% to 9/17/31 (Belgium)(a)(b)(c)(d)	EUR	2,600,000	2,842,432
KeyCorp Capital III, 7.75%, due 7/15/29		1,000,000	1,037,127
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(c)		4,200,000	4,037,958
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(b)(c)		1,800,000	1,819,816
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(a)(b)(c)	GBP	1,500,000	2,000,642

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

	Principal Amount*		Value
M&T Bank Corp., 3.50% to 9/1/26, Series I(a)(c)		247,000	$225,340
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a)(b)(c)(d)	GBP	800,000	992,954
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(a)(b)(c)(d)	GBP	1,000,000	1,282,117
NatWest Group PLC, 5.125% to 5/12/27 (United Kingdom)(a)(b)(c)	GBP	1,000,000	1,229,221
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(b)(c)		2,200,000	2,201,108
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(b)(c)		1,600,000	1,621,576
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(c)		1,400,000	1,503,690
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(c)(e)		1,200,000	1,209,012
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(a)(c)		3,765,000	3,479,790
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(c)		1,528,000	1,533,490
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(c)		1,341,000	1,355,559
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(c)		3,058,000	3,068,997
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(d)		600,000	609,000
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(b)(c)(e)		1,400,000	1,190,006
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(c)(e)		1,200,000	1,140,651
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(b)(c)(e)		800,000	811,146
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(c)(e)		2,800,000	2,935,408
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(b)(c)(e)		2,600,000	2,776,888
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(b)(c)(e)		1,600,000	1,397,815

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

		Principal Amount*		Value
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(c)(e)			2,000,000	$2,083,000
State Street Corp., 6.70% to 3/15/29, Series I(a)(c)			2,207,000	2,277,655
State Street Corp., 6.70% to 9/15/29, Series J(a)(c)			2,244,000	2,310,360
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(a)(d)		EUR	2,109,975	2,579,520
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(c)(d)			1,200,000	1,089,000
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a)(b)(c)(d)			600,000	618,357
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(d)			3,000,000	3,129,375
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(c)			4,400,000	4,647,082
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(c)			2,505,000	2,443,981
Truist Financial Corp., 6.669% to 3/1/25, Series N(a)(c)			1,000,000	997,160
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(c)(e)			3,000,000	2,543,101
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(b)(c)(e)			1,000,000	950,849
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(c)(e)			2,600,000	2,583,685
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(c)(e)			2,800,000	3,058,129
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(c)(e)			3,200,000	3,712,938
UniCredit SpA, 6.50% to 12/3/31 (Italy)(a)(b)(c)(d)		EUR	1,000,000	1,116,269
U.S. Bancorp, 3.70% to 1/15/27, Series N(a)(c)			535,000	502,770
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(c)			1,010,000	999,820
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(a)(b)(c)(d)		GBP	1,000,000	1,320,681
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)			3,693,000	3,578,915
Wells Fargo & Co., 5.95%, due 12/15/36			1,478,000	1,515,760
Wells Fargo & Co., 6.85% to 9/15/29(a)(c)			6,314,000	6,525,601
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)			3,261,000	3,513,056

				233,032,817

CONSUMER DISCRETIONARY PRODUCTS	0.3%
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(c)(d)		EUR	300,000	352,054
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(c)(d)		EUR	700,000	855,565

				1,207,619

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

		Principal Amount*		Value
ENERGY	0.9%
BP Capital Markets PLC, 4.375% to 6/22/25(a)(c)			175,000	$173,860
BP Capital Markets PLC, 4.875% to 3/22/30(a)(c)			1,488,000	1,452,054
BP Capital Markets PLC, 6.45% to 12/1/33(a)(c)			2,260,000	2,364,071

				3,989,985

FINANCIAL SERVICES	2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(c)			1,480,000	1,526,272
Air Lease Corp., 6.00% to 9/24/29, Series D(a)(c)			1,185,000	1,170,141
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(c)			1,000,000	902,741
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(c)			900,000	732,456
American Express Co., 3.55% to 9/15/26, Series D(a)(c)			3,023,000	2,868,969
Apollo Global Management, Inc., 6.00% to 9/15/34, due 12/15/54(c)			1,920,000	1,897,371
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(c)(e)			825,000	824,165
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(c)(e)			851,000	813,742
Discover Financial Services, 6.125% to 6/23/25, Series D(a)(c)			110,000	109,972
ILFC E-Capital Trust II, 6.815% (3 Month USD Term SOFR + 2.062%), due 12/21/65(e)(i)			940,000	760,089

				11,605,918

INSURANCE	11.6%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(a)(b)(c)(d)		EUR	1,200,000	1,294,727
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(c)(e)			1,800,000	1,733,835
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(c)			1,320,000	1,301,390
AXA SA, 8.60%, due 12/15/30 (France)			1,025,000	1,239,547
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(c)			1,115,000	1,112,952
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(c)			1,550,000	1,587,261
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(c)			1,980,000	1,859,471
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(c)			1,155,000	1,145,237

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

	Principal Amount*	Value
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(e)	2,832,000	$2,717,454
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(e)	3,380,000	3,515,514
Hartford Financial Services Group, Inc., 7.505% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(e)(i)	1,236,000	1,149,540
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c)(d)	1,200,000	1,124,325
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(e)	250,000	277,777
Lincoln National Corp., 6.919% (3 Month USD Term SOFR + 2.302%), due 4/20/67(i)	885,000	696,940
Lincoln National Corp., 7.721% (3 Month USD Term SOFR + 2.619%), due 5/17/66(i)	800,000	643,713
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(c)	699,000	762,543
Meiji Yasuda Life Insurance Co., 5.80% to 9/11/34, due 9/11/54 (Japan)(c)(e)	2,000,000	2,009,506
MetLife Capital Trust IV, 7.875%, due 12/15/37(e)	1,700,000	1,871,845
MetLife, Inc., 9.25%, due 4/8/38(e)	2,000,000	2,373,242
Nippon Life Insurance Co., 5.95% to 4/16/34, due 4/16/54 (Japan)(c)(e)	1,400,000	1,436,497
Prudential Financial, Inc., 5.70% to 9/15/28, due 9/15/48(c)	400,000	402,994
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(c)	620,000	630,798
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(c)	3,040,000	3,178,615
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(c)	1,670,000	1,777,336
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46 (Australia)(c)(d)	600,000	602,124
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(b)(c)(d)	2,000,000	1,844,300
Rothesay Life PLC, 7.00% to 6/11/29, due 9/11/34 (United Kingdom)(c)(d)	1,600,000	1,668,686
SBL Holdings, Inc., 6.50% to 11/13/26(a)(c)(e)	2,200,000	1,896,554
SBL Holdings, Inc., 7.00% to 5/13/25(a)(c)(e)	1,940,000	1,764,649
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(c)(e)	3,200,000	3,251,312
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51 (Switzerland)(c)(d)	2,700,000	2,340,560

		49,211,244

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

		Principal Amount*		Value
PIPELINES	9.9%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(c)			1,065,000	$1,034,961
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(c)			995,000	967,842
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c)			2,326,000	2,306,026
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)			1,271,000	1,249,675
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(c)			1,670,000	1,729,161
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(c)			1,838,000	1,878,620
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(c)			515,000	530,037
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)			2,232,000	2,371,400
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)			2,381,000	2,521,070
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)			3,754,000	4,180,233
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)			2,381,000	2,379,446
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(c)			855,000	840,148
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)			2,131,000	2,171,510
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(c)(e)			3,120,000	3,242,345
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(c)(e)			3,225,000	3,323,466
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c)			3,269,000	3,152,551
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)			2,178,000	2,081,759
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c)			3,451,000	3,447,225
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(c)(e)			2,310,000	2,311,305

				41,718,780

REAL ESTATE	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(c)(e)			454,000	450,666
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(c)(e)			1,500,000	1,471,648
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(a)(c)(d)		EUR	800,000	945,459

				2,867,773

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

		Principal Amount*		Value
TELECOMMUNICATIONS	0.1%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(c)(d)		EUR	400,000	$467,757

UTILITIES	14.4%
AES Corp., 7.60% to 10/15/29, due 1/15/55(c)			2,355,000	2,442,041
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)			4,646,000	4,354,086
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(c)(e)			3,130,000	3,145,612
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)			2,664,000	2,794,997
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)			2,136,000	2,216,303
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(c)			643,000	660,715
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(c)			1,185,000	1,214,745
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(c)			1,633,000	1,435,208
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c)			1,388,000	1,336,053
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(c)			1,632,000	1,592,675
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(c)			1,035,000	1,083,629
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(c)			2,000,000	2,133,002
Duke Energy Corp., 6.45% to 6/3/34, due 9/1/54(c)			1,900,000	1,935,857
Edison International, 5.375% to 3/15/26, Series A(a)(c)			2,634,000	2,614,359
Edison International, 7.875% to 3/15/29, due 6/15/54(c)			2,530,000	2,652,576
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)			1,537,000	1,544,659
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(c)			2,575,000	2,639,063
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)(e)			1,400,000	1,453,126
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(c)			400,000	379,052
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(c)			1,298,000	1,290,620
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(c)			3,811,000	3,923,390

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

		Principal Amount*	Value
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(c)		3,999,000	$4,197,486
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(c)		1,460,000	1,460,912
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(c)		1,160,000	1,191,575
Sempra, 4.125% to 1/1/27, due 4/1/52(c)		3,377,000	3,220,014
Sempra, 6.40% to 7/1/34, due 10/1/54(c)		2,460,000	2,457,490
Sempra, 6.875% to 7/1/29, due 10/1/54(c)		3,045,000	3,106,451
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(c)		1,690,000	1,627,482
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(c)		1,010,000	990,457

			61,093,635

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$393,938,248)			405,195,528

		Shares
SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.82%(j)		6,365,247	6,365,247
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.82%(j)		4,306,340	4,306,340

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$10,671,587)			10,671,587

PURCHASED OPTIONS CONTRACTS (Premiums paid—$221,317)	0.1%		358,753
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$406,928,671)	98.7%		418,479,295
WRITTEN OPTION CONTRACTS (Premiums received—$48,449)	(0.0)		(98,359)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.3		5,356,857

NET ASSETS	100.0%		$423,737,793

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Put—iShares iBoxx $ Investment Grade Corporate Bond ETF	$110.00	11/15/24	1,430	$15,585,570	$107,862	$270,270

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put—iShares iBoxx $ Investment Grade Corporate Bond ETF	$107.00	11/15/24	(1,430)	$(15,585,570)	$(22,267)	$(78,650)

Over-the-Counter Option Contracts

Purchased Options

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Put—EUR-USD	BNP Paribas SA	1.08	1/22/25	96,000	$10,442,399	$113,455	$88,483

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put—EUR-USD	BNP Paribas SA	1.04	1/22/25	(96,000)	$(10,442,399)	$(26,182)	$(19,709)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	500,000	USD	552,253	11/4/24	$8,378
Brown Brothers Harriman	EUR	500,000	USD	554,305	11/4/24	10,430
Brown Brothers Harriman	EUR	27,138,307	USD	30,330,043	11/4/24	810,353
Brown Brothers Harriman	GBP	600,000	USD	799,103	11/4/24	25,432
Brown Brothers Harriman	GBP	9,667,103	USD	12,964,455	11/4/24	499,202
Brown Brothers Harriman	USD	30,551,448	EUR	28,138,307	11/4/24	55,992
Brown Brothers Harriman	USD	13,198,566	GBP	10,267,103	11/4/24	40,357
Brown Brothers Harriman	EUR	27,519,324	USD	29,912,405	12/3/24	(57,085)
Brown Brothers Harriman	GBP	10,696,998	USD	13,749,600	12/3/24	(43,063)
						$1,349,996

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $141,771,234 or 33.5% of the net assets of the Fund.

(c)	Security converts to floating rate after the indicated fixed–rate coupon period.
(d)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $61,723,923 which represents 14.6% of the net assets of the Fund, of which 0.0% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $87,569,381 which represents 20.7% of the net assets of the Fund, of which 0.7% are illiquid.

(f)	Non–income producing security.
(g)	Security is in default.
(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Variable rate. Rate shown is in effect at October 31, 2024.
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2024

ASSETS:
Investments in securities, at value (Identified cost—$406,928,671)	$418,479,295
Cash	304,118
Foreign currency, at value (Identified cost—$138,237)	138,308
Receivable for:
Dividends and interest	5,820,819
Fund shares sold	726,470
Unrealized appreciation on forward foreign currency exchange contracts	1,450,144
Due from investment advisor	14,549
Other assets	1,009

Total Assets	426,934,712

LIABILITIES:
Written option contracts, at value (Premiums received—$48,449)	98,359
Unrealized depreciation on forward foreign currency exchange contracts	100,148
Payable for:
Dividends and distributions declared	2,089,588
Investment securities purchased	414,790
Fund shares redeemed	299,183
Directors’ fees	1,337
Other liabilities	193,514

Total Liabilities	3,196,919

NET ASSETS applicable to 41,812,870 shares of $0.001 par value of common stock outstanding	$423,737,793

NET ASSET VALUE PER SHARE:
($423,737,793 ÷ 41,812,870 shares outstanding)	$10.13

NET ASSETS consist of:
Paid-in capital	$451,678,933
Total distributable earnings/(accumulated loss)	(27,941,140)

$423,737,793

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2024

Investment Income:
Interest income	$23,085,420
Dividend income (net of $4,735 of foreign withholding tax)	902,366

Total Investment Income	23,987,786

Expenses:
Professional fees	128,386
Administration fees	72,614
Transfer agent fees and expenses	26,261
Directors’ fees and expenses	17,425
Shareholder reporting expenses	11,470
Custodian fees and expenses	11,198
Registration and filing fees	2,588
Miscellaneous	29,558

Total Expenses	299,500
Reduction of Expenses (See Note 2)	(299,500)

Net Expenses	—

Net Investment Income (Loss)	23,987,786

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(844,740)
Total return swap contracts	(115,456)
Forward foreign currency exchange contracts	(1,979,994)
Foreign currency transactions	28,862

Net realized gain (loss)	(2,911,328)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	47,454,945
Written option contracts	(49,910)
Forward foreign currency exchange contracts	1,261,726
Foreign currency translations	5,498

Net change in unrealized appreciation (depreciation)	48,672,259

Net Realized and Unrealized Gain (Loss)	45,760,931

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,748,717

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$23,987,786	$20,860,635
Net realized gain (loss)	(2,911,328)	(24,013,802)
Net change in unrealized appreciation (depreciation)	48,672,259	8,144,196

Net increase (decrease) in net assets resulting from operations	69,748,717	4,991,029

Distributions to shareholders	(22,442,831)	(22,204,636)
Tax return of capital to shareholders	(312,757)	—

Total distributions	(22,755,588)	(22,204,636)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	46,492,198	41,419,081

Total increase (decrease) in net assets	93,485,327	24,205,474
Net Assets:
Beginning of year	330,252,466	306,046,992

End of year	$423,737,793	$330,252,466

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended October 31,
Per Share Operating Data:	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.89	$9.26	$11.38	$10.73	$10.74

Income (loss) from investment operations:

Net investment income (loss)(a)	0.61	0.57	0.51	0.51	0.49

Net realized and unrealized gain (loss)	1.21	(0.34)	(2.04)	0.65	(0.01)

Total from investment operations	1.82	0.23	(1.53)	1.16	0.48

Less dividends and distributions to shareholders from:

Net investment income	(0.57)	(0.60)	(0.55)	(0.51)	(0.48)

Net realized gain	—	—	(0.04)	—	(0.01)

Tax return of capital	(0.01)	—	—	—	—

Total dividends and distributions to shareholders	(0.58)	(0.60)	(0.59)	(0.51)	(0.49)

Net increase (decrease) in net asset value	1.24	(0.37)	(2.12)	0.65	(0.01)

Net asset value, end of year	$10.13	$8.89	$9.26	$11.38	$10.73

Total return	20.90%	2.47%	-13.90%	10.93%	4.66%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$423.7	$330.3	$306.0	$364.3	$271.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.08%	0.12%	0.10%	0.11%	0.15%

Expenses (net of expense reduction)(b)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income (loss) (before expense reduction)	6.21%	6.02%	4.88%	4.36%	4.60%

Net investment income (loss) (net of expense reduction)	6.29%	6.14%	4.98%	4.47%	4.75%

Portfolio turnover rate	70%	58%	72%	71%	99%

(a)	Calculation based on average shares outstanding.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 2 in Notes to Financial Statements.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 16, 2018 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. Investment operations commenced on March 1, 2019. Shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with Cohen & Steers Capital Management, Inc. (the investment advisor).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities— Exchange-Traded	$2,253,427	$—	$—		$2,253,427
Preferred Securities— Over-the-Counter:
Banking	—	232,720,817	312,000	(a)	233,032,817
Other Industries	—	172,162,711	—		172,162,711
Short-Term Investments	—	10,671,587	—		10,671,587
Purchased Option Contracts	270,270	88,483	—		358,753

Total Investments in Securities(b)	$2,523,697	$415,643,598	$312,000		$418,479,295

Forward Foreign Currency Exchange Contracts	$—	$1,450,144	$—		$1,450,144

Total Derivative Assets(b)	$—	$1,450,144	$—		$1,450,144

Forward Foreign Currency Exchange Contracts	$—	$(100,148)	$—		$(100,148)
Written Option Contracts	(78,650)	(19,709)	—		(98,359)

Total Derivative Liabilities(b)	$(78,650)	$(119,857)	$—		$(198,507)

(a)	Securities have been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as Level 3 securities.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized appreciation and depreciation. Periodic payments received or made are recorded as realized gains or losses in the Statement of Operations. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

As of October 31, 2024 the Fund did not have any total return swap contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended October 31, 2024, a portion of the dividends have been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of October 31, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For its services under the investment advisory agreement, the investment advisor receives no investment advisory or other fees from the Fund. This arrangement recognizes that shares of the Fund are only offered to participants in SMA programs (each, a Program Participant) who pay fees to program sponsors (each, a Sponsor) for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution, and to certain non-program SMA clients of the investment advisor. When a Program Participant, alone or with his or her Sponsor, elects to allocate assets in an SMA to an investment strategy managed or advised by the investment advisor, the investment advisor typically receives a fee from the Sponsor for providing such advisory services to the SMA, including with respect to assets that may be invested in the Fund. In certain cases, a Program Participant will pay a fee for investment advice directly to the investment advisor in its capacity as advisor to the Program Participant’s SMA. Similarly, non-program SMA clients will pay fees directly to the investment advisor.

The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be terminated by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended October 31, 2024, fees waived and/or expenses reimbursed totaled $299,500.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund. For its services under the administration agreement, the investment advisor receives no fees from the Fund. The Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,350 for the year ended October 31, 2024.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2024, totaled $298,717,164 and $259,433,321, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2024, if any, and the effect of derivatives held during the year ended October 31, 2024, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts—Exchange-Traded(a)	Investments in securities, at value	$270,270	—	$—
Written Option Contracts—Exchange-Traded(a)	—	—	Written option contracts, at value	78,650
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	1,450,144	Unrealized depreciation	100,148
Purchased Option Contracts— Over-the-Counter	Investments in securities, at value	88,483	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	19,709

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(115,456)	$—
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	—	162,408
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	—	(56,383)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(1,979,994)	1,261,726
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	—	(24,972)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	—	6,473

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At October 31, 2024, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Foreign Currency Exchange Risk:
Purchased Option Contracts—Over-the-Counter	$88,483	$—
Written Option Contracts—Over-the-Counter	—	19,709

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of October 31, 2024:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivative Asset(b)
BNP Paribas SA	$88,483	$(19,709)	$—	$68,774

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
BNP Paribas SA	$19,709	$(19,709)	$—	$—

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the monthly average volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the year ended October 31, 2024:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Total Return Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$26,027,969	$26,027,969	$14,429,116	$39,864,956

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts, total return swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents one month for purchased option contracts, one month for written option contracts, one month for total return swap contracts and twelve months for forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,	For the Year Ended October 31,
	2024	2023
Ordinary income	$22,442,831	$22,204,636
Tax return of capital	312,757	—

Total dividends and distributions	$22,755,588	$22,204,636

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2024, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$404,833,293

Gross unrealized appreciation on investments	$18,894,235
Gross unrealized depreciation on investments	(5,205,178)

Net unrealized appreciation (depreciation) on investments	$13,689,057

As of October 31, 2024, the Fund has a net capital loss carryforward of $39,540,609 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $10,380,158 and long-term capital loss carryforward of $29,160,451, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of October 31, 2024, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain fixed income securities and partnership investments, timing of distributions paid and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $2,046,788 and total distributable earnings/(accumulated loss) was charged $2,046,788. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2024		For the Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Sold	17,909,010	$174,719,357	24,906,757	$233,280,256
Redeemed	(13,242,750)	(128,227,159)	(20,822,489)	(191,861,175)

Net increase (decrease)	4,666,260	$46,492,198	4,084,268	$41,419,081

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund may continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the Fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.

New rules and rule amendments proposed by the SEC could restrict the Fund’s ability to engage in transactions, impact flows into the Fund, and/or increase overall expenses of the Fund. For example, recent regulations intended to modernize shareholder reporting by open-end funds and proposed rule amendments to improve cybersecurity risk management may increase administrative costs and operational burdens in the near or long term. In addition, the SEC has proposed amendments to Rule 22e-4 under the 1940 Act, that, if adopted as proposed, would, among other things, cause more investments to be treated as illiquid and could prevent the Fund from investing in securities that the Advisor believes are appropriate or desirable.

In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved to from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non-U.S. securities) that have longer settlement cycles than is expected of Fund shares.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”) as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 20, 2024

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

(The following pages are unaudited)

TAX INFORMATION—2024

For the fiscal year ended October 31, 2024, for individual taxpayers, the Fund designates $15,202,621 as qualified dividend income eligible for reduced tax rates. In addition, for corporate taxpayers, 21.32% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective August 1, 2024, William F. Scapell no longer serves as portfolio manager of the Fund and Elaine Zaharis-Nikas assumed lead portfolio manager duties for the Fund.

Effective close of business on January 31, 2025, Robert Kastoff will be added as a portfolio manager of the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Advisory Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three- and five-year periods ended March 31, 2024, ranking one out of six peers for each period. The Board of Directors considered that the Fund also outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2024. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: The Board of Directors considered that the Advisor does not charge a fee to the Fund for providing advisory services and, therefore, the cost of advisory services is neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board of Directors also considered that the Advisor entered into a contractual expense limitation agreement whereby the Advisor reimburses the Fund’s operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors). The Board of Directors also noted that shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with the Advisor. The Board of Directors took into account that while the Advisor does not collect an advisory fee from the Fund, the Advisor does receive a fee from the SMA program, the SMA program participant or the non-program SMA in respect of their investment in the Fund.

The Board of Directors considered the Fund’s total expense ratio and noted that the Advisor does not charge a management fee to the Fund. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group. The Board of Directors also took into consideration other benefits to be derived by the Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to invest in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Advisor under the Fund’s administration agreement, and noted that the Advisor does not receive a fee under the administration agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors considered that profitability of the Fund is part of a commingled offering for individual investors through SMA programs and therefore is not tracked solely at the fund level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: In considering economies of scale, the Board of Directors considered, as discussed above in (iii), that the Fund does not pay the Advisor an advisory fee under the Advisory Agreement and the Advisor reimburses expenses under the expense limitation agreement, concluding that the Fund’s expense structure was satisfactory.

(v) Comparison of services to be rendered and fees to be paid to those under other advisory contracts: As discussed above in (i) and (iii), the Board of Directors considered both the services rendered and the fact that fees are not paid under the Advisory Agreement and took into account that the Advisor reimburses expenses under the expense limitation agreement. The Board also took into account the fact that the Advisor receives fees from the SMA participants or other clients invested in the Fund. The Board of Directors also considered the fees paid to the Advisor by other registered funds overseen by the Board of Directors and the fees paid by other open-end registered funds to their investment advisers.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

1055 Broadway

Kansas City, MO 64105

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	PISHX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Financial Statements and Additional Information October 31, 2024

Cohen & Steers

Preferred

Securities and

Income SMA

Shares, Inc.

The U.S. Securities and Exchange Commission has adopted new regulations that have resulted in changes to the design and delivery of annual and semi-annual reports.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, you will now receive in the mail paper copies of the Fund’s new, streamlined shareholder reports. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, you can call (800) 330-7348.

PISHXAR

(b)  Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	December 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: December 27, 2024